UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2018

CAREDX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36536	94-3316839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3260 Bayshore Boulevard

Brisbane, California 94005

(Address of Principal Executive Offices) (Zip Code)

(415) 287-2300

Registrant’s telephone number, including area code

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 20, 2018, CareDx, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved an amendment to the Company’s 2014 Equity Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock that may be issued under the 2014 Plan by 1,600,000 shares and to eliminate the fixed share cap included in the evergreen provision.

The amendment to the 2014 Plan had been previously approved, subject to stockholder approval, by the Company’s Board of Directors. The amendment to the 2014 Plan became effective immediately upon stockholder approval at the Meeting. The 2014 Plan, as amended, is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 20, 2018, the Company held the Meeting. Of the 35,253,393 shares of common stock outstanding as of April 23, 2018, the record date for the Meeting, 30,759,654 shares were represented at the meeting in person or by proxy, constituting 87.25% of the outstanding shares entitled to vote and constituting a quorum for the transaction of business.

At the Meeting, the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2018:

Set forth below is a brief description of each matter voted upon at the Meeting and the voting results with respect to each matter.

Proposal No. 1 – To elect two Class I directors to serve until the 2021 annual meeting of stockholders or until their successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
George W. Bickerstaff, III	14,652,759	5,677,630	10,429,265
Ralph Snyderman, M.D.	14,552,953	5,777,436	10,429,265

Proposal No. 2 – To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018.

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,581,200	19,596	158,858	—

Proposal No. 3 – To approve an amendment to the 2014 Plan to increase the number of shares of common stock that may be issued under the 2014 Plan by 1,600,000 shares and to eliminate the fixed share cap included in the evergreen provision.

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,267,670	8,073,965	988,754	10,429,265

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Number	Description

10.1	CareDx, Inc. 2014 Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2018	CAREDX, INC.

	By:	/s/ Michael Bell
Michael Bell Chief Financial Officer